UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2021

Liberty Star Uranium & Metals Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-50071	90-0175540
(Commission	(IRS Employer
File Number)	Identification No.)

2 East Congress St. Ste 900, Tucson, AZ	85701
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (520) 425-1433

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LBSR	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events

On May 26, 2021, Liberty Star Minerals “Liberty Star” or the “Company” announced the public release of geochemical assay results prepared by ALS/USA Inc. The Company noted in its news release issued May 21, 2021 that the results were forthcoming on the heels of its latest technical report focused on the gold prospect at Red Rock Canyon.

This set of results strongly aligns with previous assay results indicating that the Red Rock portion of the Hay Mountain Project is a potential gold property. Nine of the fifteen rock samples submitted to the Tucson ALS/USA lab tested strongly for the presence of gold with assayed results ranging between 0.62 to 67.7 ppm or (0.020 to 2.18 opt). These numbers were expected to reinforce the historical drilling results, given the findings in the Red Rock Canyon Technical Report after Mr. Guarnera’s thorough investigation of previous drill results in the area in addition to other geological research.

Previously released geochemical assay results from October 2020 and Feb 2021 can be viewed on the Liberty Star Minerals website.

Management is encouraged with the promising grades contained in these outcrops. It is important to note that these samples were taken on a grid and therefore include wall rock intermediate to the mineralized zones identified by drilling. The Company believes that gold indications in the wall rock is symptomatic of highly energetic hydrothermal or epithermal activity likely the source of the mineralization we are finding.

In the Technical Report Red Rock Canyon Gold Property Cochise County, Arizona (“RRC Technical Report) author, Qualified Person, Barney Guarnera stated: “During the April-May 2021 site visit, previously drilled exploration holes were located, outcrops of jasperoid and silica-soaked rocks (silicification) examined, and 15 samples were collected for assay.” The author noted that “all samples were collected in accordance with standards of CIMM Best Practices.”

Item 9.01 Financial Statements and Exhibits.

The exhibits listed in the following Exhibit Index are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.19	Liberty Star Releases Latest Assay Results from the Gold Prospect Red Rock Canyon Tract of the Hay Mountain Project in Cochise County, Arizona, USA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR URANIUM & METALS CORP.

Dated: March 28, 2021	/s/ Patricia Madaris
Patricia Madaris, VP Finance & CFO